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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-197809), S-4 (No. 333-201884), and S-8 (333-190471) of Jones Energy, Inc. of our report dated March 6, 2015 relating to the consolidated financial statements, which appears in the Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
Houston, Texas March 6, 2015

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm